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                                                                    EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-7070) of Santa Fe International Corporation of our report dated January 26, 2000, with respect to the consolidated financial statements of Santa Fe International Corporation included in this Annual Report (Form 20-F) for the year ended December 31, 1999.

ERNST & YOUNG LLP

Dallas, Texas
March 29, 2000